February 2, 2026

WESTWOOD ALTERNATIVE INCOME FUND

Institutional Shares Ticker Symbol: WMNIX

A Class Shares Ticker Symbol: WMNAX

A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2025, as supplemented

At the recommendation of Westwood Management Corporation, the investment adviser to the Westwood Alternative Income Fund (the “Fund”), the Board of Trustees of Ultimus Managers Trust has approved the elimination of the 1% redemption fee that is applied to redemptions of Fund shares that are held for 30 days or less. Accordingly, all references to the redemption fee are hereby removed from the Fund’s Prospectus, effective February 28, 2026.

If you have any questions regarding the Fund, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.